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                                                                   Exhibit 10.13

                                                     AFTER RECORDING, RETURN TO:
                                                     Steven K. Bender, Esq.
                                                     Long Aldridge & Norman,LLP
                                                     Suite 5300
                                                     303 Peachtree Street
                                                     Atlanta, Georgia 30308

                        SHORT FORM GROUND LEASE AGREEMENT

         SHORT FORM GROUND LEASE AGREEMENT (hereinafter referred to as the "Short Form") is made and entered into on this 10th day of November, 1999 (the "Effective Date") by and between TENASKA, INC., a Delaware corporation ("Lessor"), and TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Lessee").

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee entered into that certain Ground Lease dated November 10, 1999 (the "Lease").

         NOW, THEREFORE, FOR AND IN CONSIDERATION of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration in hand paid at or before the sealing and delivery of these presents, from Lessee to Lessor, Lessor does hereby rent and lease to Lessee, and Lessee does hereby rent and lease from Lessor, upon the terms and conditions hereinafter set forth, the use and possession of that certain tract or parcel of real property situated in the County of Heard, State of Georgia, as more particularly described in EXHIBIT "A" attached hereto and by this reference incorporated herein, and together with all and singular rights, members and appurtenances thereto, (hereinafter collectively the "Property"), for a term beginning on the Effective Date set forth above and expiring on December 31, 2002 (the "Term"), and on such other terms and conditions as contained in the Lease. There are no options in the Lease for the renewal or extension of the Term.

         This Short Form is subject to all the terms and conditions of the Lease which are hereby incorporated herein and by this reference made a part hereof. In the event of any conflict between the terms of this Short Form and the Lease, the terms of the Lease shall control. The Lease sets forth the entire agreement of the parties hereto and this Short Form does not alter, amend or change the Lease in any way.

                                       1

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                  IN WITNESS WHEREOF, Lessor and Lessee have caused their duly authorized officers and managers to execute and deliver this Short Form Ground Lease Agreement under seal as of the day and year first above written.


                                           LESSOR

Signed, sealed and delivered in the
the presence of:                           TENASKA, INC., a Delaware corporation

Unofficial Witness

/S/                                        By: /S/                       (SEAL)
   -------------------------                  ---------------------------------
                                                     Print Name:  Jerry K.CROUSE
/S/
   -------------------------
Notary Public                                        Title:   Vice President

My Commission Expires:

                                                           [CORPORATE SEAL]
[NOTARY SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                                    LESSEE:

Signed, sealed and delivered
in the the presence of:             TENASKA GEORGIA PARTNERS, L.P.,
                                    a Delaware limited partnership

 /S/                                By: Tenaska Georgia, Inc., a Delaware
   -------------------------
                                    corporation, its General Partner
Unofficial Witness

/S/
   -------------------------
Notary Public                       By:/S/                           (SEAL)
                                       -------------------------
My Commission Expires:              Print Name:      Michael F. LAWLER
                      ------
[NOTARY SEAL]                       Title: Vice President of Finance & TREASURER

                                              [CORPORATE SEAL]


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                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

TRACT H

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 206 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A 1/2 INCH REBAR SET AT THE POINT WHERE THE WEST LINE OF LAND LOT 206 INTERSECTS THE SOUTH RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY, 40 FEET, MORE OF LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE NORTH 01 DEGREE 30 MINUTES 06 SECONDS EAST FOR A DISTANCE OF 40.01 FEET TO A POINT WHERE SAID WEST LINE OF LAND LOT 206 INTERSECTS THE NORTH RIGHT OF WAY LINE OF GEORGE BROWN ROAD, SAID POINT BEING THE POINT BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         Thence along said west line of Land Lot 206 North 01 degree 27 minutes 40 seconds East for a distance of 800.22 feet to a Painted Rock at the Northwest corner of said Land Lot 206;

         Thence along the North line of Land Lot 206 South 89 degrees 14 minutes 11 seconds East for a distance of 821.44 feet to a 1/2 inch rebar set on the West Right of Way line of Joe Stephens Road (80 foot width);

         Thence along said right of way line of Joe Stephens Road, along a curve to the left having a radius of 2021.86 feet, a central angle of 16 degrees 46 minutes 53 seconds, an Arc length of 592.18 feet, and subtended by a chord bearing South 00 degrees 33 minutes 16 seconds East for a distance of 590.07 feet to a 1/2 inch rebar set at the point where said right of way line of Joe Stephens Road intersects the North right of way line of George Brown Road;

         Thence along said northern right of way line of George Brown Road South 78 degrees 31 minutes 36 seconds West for a distance of 146.61 feet to a point;

         Thence along a curve to the left having a radius of 4280.10 feet, a central angle of 05 degrees 04 minutes 37 seconds, an Arc length of 379.26 feet, and subtended by a chord bearing South 75 degrees 59 minutes 18 seconds West for a distance of 379.13 feet to a point;

         Thence South 73 degrees 26 minutes 59 seconds West for a distance of
265.34 feet to a point;

         Thence along a curve to the right having a radius of 159.33 feet, a central angle of 29 degrees 41 minutes 14 seconds, an Arc length of 82.56 feet, and subtended by a chord bearing




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South 88 degrees 17 minutes 36 seconds West for a distance of 81.64 feet to a point, said point being the POINT OF BEGINNING.

     Said property contains 13.13 acres, more or less, and is that same tract or parcel of land shown as Tract H on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated
March 19, 1999, last revised              , 1999.

LESS AND EXCEPT:

        ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 206 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, DEEDED FROM TENASKA GEORGIA PARTNERS, L.P., AS GRANTOR, TO HEARD COUNTY, AS GRANTEE, PURSUANT TO THAT CERTAIN RURAL POST ROADS RIGHT OF WAY DEED DATED JULY 1, 1999, RECORDED IN DEED BOOK 197, PAGE 618, HEARD COUNTY, GEORGIA RECORDS.

RESHORTFORMGROUNDLEASE